UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 3, 2025

CLEVELAND-CLIFFS INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Public Square,	Suite 3300,	Cleveland,	Ohio	44114-2315
(Address of Principal Executive Offices)				(Zip Code)
Registrant's telephone number, including area code: (216) 694-5700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered:
Common Shares, par value $0.125 per share	CLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 3, 2025, the Board of Directors (the “Board”) of Cleveland-Cliffs Inc. (the “Company”) appointed Jane M. Cronin to the Board, effective immediately. The Board has determined that Ms. Cronin has no material relationship with the Company (directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and is independent within the Company’s director independence standards, which are consistent with the New York Stock Exchange’s director independence standards as currently in effect. Ms. Cronin has been appointed a member of the Audit Committee.
As a nonemployee director, Ms. Cronin will receive compensation in the same manner as the Company’s other nonemployee directors, which compensation the Company previously disclosed under the heading “Director Compensation” in its most recent proxy statement filed with the U.S. Securities and Exchange Commission on April 3, 2024. Ms. Cronin will participate in the Company’s 2021 Nonemployee Directors’ Compensation Plan (the “Plan”). Pursuant to the Plan, Ms. Cronin is to receive a prorated restricted share award, as calculated using the grant date fair value, and will also be entitled to quarterly retainer fees.
The Company also expects to enter into a Director and Officer Indemnification Agreement with Ms. Cronin, the form of which is included as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019 (the "Indemnification Agreement"). The Indemnification Agreement provides that, to the extent permitted by Ohio law, the Company will indemnify Ms. Cronin against all expenses, costs, liabilities and losses (including attorneys’ fees, judgments, fines or settlements) incurred or suffered by her in connection with any suit in which she is a party or otherwise involved as a result of her service as a member of the Board. The foregoing discussion of the terms of the form of Indemnification Agreement is qualified in its entirety by reference to the full text of the Indemnification Agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEVELAND-CLIFFS INC.

Date:	January 3, 2025	By:	/s/ James D. Graham
		Name:	James D. Graham
		Title:	Executive Vice President, Chief Legal and Administrative Officer & Secretary
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